UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 6, 2023
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Open Text Corporation
(Exact name of Registrant as specified in its charter)
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Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock without par value	OTEX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2023, the Board of Directors (the “Board”) of Open Text Corporation (“OpenText”) appointed Goldy Hyder as a director, effective immediately. Mr. Hyder is President and Chief Executive Officer of the Business Council of Canada, a non-profit, non-partisan organization composed of the chief executives and entrepreneurs of Canada’s leading companies, whose members collectively employ approximately two million Canadians in every major industry.

Mr. Hyder was previously President and Chief Executive Officer of Hill+Knowlton Strategies (Canada), providing strategic communications counsel to the firm’s extensive and diverse client base. Prior to joining Hill+Knowlton, he served as Director of Policy and Chief of Staff to The Right Honourable Joe Clark, former Prime Minister of Canada. Mr. Hyder holds a B.A. and Masters degree in Public Policy from the University of Calgary.

Mr. Hyder will participate in OpenText’s Director’s Deferred Share Unit Plan (the “DSU Plan”), whereby any non-management director of OpenText may elect to defer all or part of his or her retainer and/or fees in the form of common shares. A copy of the DSU Plan is filed as Exhibit 10.4 to OpenText’s Annual Report on Form 10-K for the year ended June 30, 2023, filed with the Securities and Exchange Commission on August 3, 2023. In addition, Mr. Hyder will receive compensation for his service on the Board consistent with OpenText’s standard compensation practice for non-employee directors.

On December 6, 2023, OpenText issued a press release announcing the appointment of Mr. Hyder to the Board, a copy of which is filed herewith as Exhibit 99.1.

Item 8.01.	Other Events.

Incorporated by reference is a press release issued by OpenText on December 6, 2023, which is attached hereto as Exhibit 99.1.

Item  9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release dated December 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

December 6, 2023	By:	/s/ Michael F. Acedo
Michael F. Acedo Executive Vice-President, Chief Legal Officer & Corporate Secretary